SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                 August 13, 2002

                            Brown-Forman Corporation
             (Exact name of registrant as specified in its charter)

Delaware                             1-123                      61-0243150
(State or other                    (Commission               (I.R.S. Employer
jurisdiction                       File Number)             Identification No.)
of incorporation)

850 Dixie Highway, Louisville, Kentucky               40210

Registrant's telephone number, including area code:  (502) 774-7631


Item 5.

On July 25, 2002, the Board of Directors approved an amendment to Section 2.1 of the Registrant's by-laws, which amendment permits the Board, by a two-thirds vote, to ask a director to remain on the Board for the balance of the year in which the director reaches age 70, and for one additional year thereafter. The full text of the by-laws, as amended on July 25, 2002, are attached hereto as
Exhibit 99.1. The text of Section 2.1 of the by-laws now reads as follows:

Section 2.1 Number; Qualification. The Board of Directors of the Corporation shall consist of not less than three (3) and not more than seventeen (17) persons, who shall hold office until the Annual Meeting of the Stockholders next ensuing after their election, and until their respective successors are elected and shall qualify. The number of Directors to serve from time to time shall be fixed by the Board of Directors subject to being changed by the stockholders. Directors shall retire from the Board upon attaining age 70, except that the Board upon a two-thirds vote (and without the participation of the director concerned) may ask a director to remain on the Board for the balance of the year in which the director attains age 70 and for one additional year if it finds that such service is of significant benefit to the corporation.

Item 9.

Pursuant to Commission Order No. 4-460, on August 13, 2002, Owsley Brown II, the Chief Executive Officer of the Corporation, and Phoebe Wood, the Executive Vice President, Chief Financial Officer of the Corporation, each delivered to the Commission statements under oath regarding facts and circumstances relating to certain of the Corporation's Exchange Act filings. The statements are attached as Exhibits 99.2 and 99.3 hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Brown-Forman Corporation
                                              (Registrant)


August 13, 2002                         /s/ Michael B. Crutcher
                                         Michael B. Crutcher,
                                         Senior Vice President,
                                          General Counsel and Secretary



EXHIBIT 99.1

                      BY-LAWS OF BROWN-FORMAN CORPORATION
                                   AS AMENDED


                                   ARTICLE I.
                                 STOCKHOLDERS.

SECTION 1.1 Annual Meetings. The annual meeting of the stockholders for the purpose of electing directors and for the transaction of such other business as may properly be brought before the meeting shall be held at such date, time and place either within or without the State of Delaware as may be designated by resolution of the Board of Directors, but no later than September 30 of each year.

SECTION l.2 Special Meetings. Special meetings of the stockholders may be held upon call of a majority of the Board of Directors, Executive Committee, Chairman of the Board or President (and shall be called by the Chairman of the Board or the President at the request in writing of stockholders owning a majority of the outstanding shares of the corporation entitled to vote at the meeting) at such time and at such place within or without the State of Delaware as shall be fixed by the call for the meeting, and as may be stated in the notice setting forth such call.

SECTION 1.3 Notice of Meeting; Waiver of Notice. Notice of the time, place and purpose of every meeting of stockholders shall be mailed not less than ten (10) nor more than fifty (50) days next preceding the date of said meeting to each stockholder of record entitled to vote at the meeting, who shall have furnished a written address to the Secretary of the corporation for the purpose. Notice of any stockholders' meeting may be waived in writing by any stockholder entitled to vote at the meeting. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

SECTION 1.4 Adjournments. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

SECTION 1.5 Quorum. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or by proxy, shall constitute a quorum. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section
1.4 of these by-laws until a quorum shall attend.

SECTION 1.6 Voting. Each stockholder entitled to vote at any meeting shall have one vote in person or by proxy for each share of stock held by him which has voting power upon the matter in question at the time. At all elections of directors, the voting shall be by ballot and a majority of the votes cast shall elect. Except where a date shall have been fixed as a record date for the determination of the stockholders entitled to vote as hereinafter provided, no share of stock shall be voted on at any election of directors which shall have been transferred on the books of the corporation within twenty (20) days next preceding such election.

SECTION 1.7 Record Date. The Board of Directors may fix in advance a date, not exceeding forty (40) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, or entitled to receive payment of any such dividend or distribution, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, and in such case only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to notice of, and to vote at such meeting, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

SECTION 1.8 Organization. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in their absence by a Vice President, or in the absence of the foregoing persons, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting.


                                  ARTICLE II.
                              BOARD OF DIRECTORS.

SECTION 2.1 Number; Qualification. The Board of Directors of the Corporation shall consist of not less than three (3) nor more than seventeen (17) persons, who shall hold office until the Annual Meeting of the Stockholders next ensuing after their election, and until their respective successors are elected and shall qualify. The number of Directors to serve from time to time shall be fixed by the Board of Directors subject to being changed by the stockholders at any Annual Meeting of Stockholders. Directors need not be stockholders. Directors shall retire from the Board upon attaining age 70, except that the Board upon a two-thirds vote (and without the participation of the director concerned) may ask a director to remain on the Board for the balance of the year in which the director attains age 70 and for one additional year if it finds that such service is of significant benefit to the corporation.

SECTION 2.2 Vacancies. Vacancies in the Board of Directors shall be filled by a majority of the remaining directors, and the directors so chosen shall hold office until the next annual election and until their successors shall be duly elected and shall qualify.

SECTION 2.3 Meetings. Meetings of the Board of Directors shall be held at such place within or without the State of Delaware as may from time to time be fixed by resolution of the Board or as may be specified in the call of any meeting. Regular meetings of the Board of Directors shall be held at such times as may from time to time be fixed by resolution of the Board, and special meetings may be held at any time upon call of the Executive Committee, the Chairman of the Board, if any, the President or a majority of the Board by telephonic or telegraphic notice duly given to each director not less than three days before the meeting or written notice sent or mailed to each director not less than five days before the meeting. Such notice shall state the time and place of the meeting, but need not specify the purpose thereof. A meeting of the Board may be held without notice immediately after the annual meeting of stockholders at the same place at which such meeting is held. Notice need not be given of regular meetings of the Board held at the time fixed by resolution of the Board. Meetings may be held at any time without notice if all directors are present or if those not present waive notice of the meeting in writing. At all meetings of the Board of Directors one-third of the entire Board of Directors shall constitute a quorum for the transaction of business and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in his absence by the President, or in their absence by a chairman chosen at the meeting and the chairman of the meeting may appoint any person to act as secretary of the meeting.

SECTION 2.4 Informal Action by Directors. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

SECTION 2.5 Executive Committee. The Board of Directors may, by resolution or resolutions, passed by a majority of the whole Board, designate an Executive Committee to consist of the Chief Executive Officer and one or more of the directors as the Board may from time to time determine. In addition, the Board of Directors may appoint persons who are not directors of the Corporation as associate non-voting members of the Executive Committee. The Executive Committee shall have and may exercise, when the Board is not in session, all the powers of the Board of Directors in the management of the business and affairs of the corporation, and shall have power to authorize the seal of the corporation to be affixed to all papers which may require it; but the Executive Committee shall not have power to fill vacancies in the Board, or to change the membership of or fill the vacancies on the said Committee, or to make or amend the By-laws of the corporation. The Board shall have power at any time to change the membership of the Executive Committee, to fill vacancies in it, or to dissolve it. The Executive Committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of the Executive Committee shall constitute a quorum.

SECTION 2.6 Other Committees. The Board of Directors may by resolution designate one or more other committees which committees shall have and may exercise such powers as the Board of Directors shall by resolution provide.


                                  ARTICLE III.
                                   OFFICERS.

SECTION 3.1 Election. The Board of Directors, as soon as may be after the election held in each year, shall choose a Chairman of the Board and/or a President of the corporation, one or more Vice Presidents (with such classifications as the Board may determine), a Secretary and a Treasurer, and may if it so determines choose one or more Vice Chairmen of the Board. The Board of Directors may also from time to time appoint such Assistant Secretaries, Assistant Treasurers and such other officers, agents and employees as it may deem proper. The Chairman of the Board, Vice Chairman of the Board, and the President shall be chosen from among the directors, and the Board of Directors shall designate either the President or the Chairman of the Board to be the Chief Executive Officer of the Corporation. Any two or more offices, except that of the Chief Executive Officer and Secretary, may be held by the same person.

SECTION 3.2 Term; Removal. The term of office of all officers shall be one year or until their respective successors are elected and shall qualify; but any officer may be removed from office at any time by the affirmative vote of a majority of the members of the Board then in office. Any vacancy occurring in any office of the corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

SECTION 3.3 Powers and Duties. Subject to the limitations as the Board of Directors or the Executive Committee may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to the respective offices, as well as such powers and duties as from time to time may be conferred by the Board of Directors or by the Executive Committee. The Treasurer and the Assistant Treasurers may be required to give bond for the faithful discharge of their duties, in such sum and with such surety as the Board of Directors may prescribe.

                                  ARTICLE IV.
                           FUNDS OF THE CORPORATION.

All moneys of the corporation, or under its charge, deposited in any bank or other place of deposit, shall be deposited to the credit of the corporation in its corporate name, in such institutions, and shall be subject to withdrawal upon such signatures, as may from time to time be prescribed by resolution of the Board of Directors.

                                   ARTICLE V.
                             CERTIFICATES OF STOCK.

SECTION 5.1 Certificates. The interest of each stockholder of the corporation shall be evidenced by a certificate or certificates for shares of stock in such form as the Board of Directors may from time to time prescribe. The shares of stock of the corporation shall be transferable on the books of the corporation by the holder thereof in person or by his attorney upon surrender for cancellation of a certificate or certificates representing the same, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed and with such proof of authenticity of the signature as the corporation or its agents may reasonably require.

SECTION 5.2 Signatures. The certificates of stock shall be signed by the Chairman of the Board or the President or a Vice President and by the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer (except that where any such certificate is signed by a transfer agent and by a registrar, the signatures of any such Chairman of the Board, President, Vice President, Secretary, Treasurer, Assistant Secretary or Assistant Treasurer may be facsimile, engraved or printed), and shall be countersigned and registered in such manner, if any, as the Board of Directors may by resolution prescribe. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the corporation, whether because of death, resignation or otherwise, before such certificate or certificates have been delivered by the corporation, such certificate or certificates may nevertheless be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature or signatures have been used thereon had not ceased to be such officer or officers of the corporation.

SECTION 5.3 Lost, Stolen or Destroyed Certificates. No certificate for shares of stock in the corporation shall be issued in place of any certificate alleged to have been lost, stolen or destroyed, except upon production of such evidence of such loss, theft or destruction and upon delivery to the corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board in its discretion may require.

                                  ARTICLE VI.
                                CORPORATE BOOKS.

The books of the corporation, except the original or duplicate stock ledger, shall be kept at the office of the Company at Louisville, Kentucky; or at such other place or places as the Board of Directors may from time to time designate.

                                  ARTICLE VII.
                                  FISCAL YEAR.

The fiscal year of the corporation shall begin on the 1st day of May in each year and shall end on the 30th day of April of each year, and may be changed from time to time by resolution of the Board of Directors.

                                 ARTICLE VIII.
                                CORPORATE SEAL.

The corporate seal of this Company shall be circular in form and shall bear the name of the corporation and the words "Incorporated Delaware 1933."

                                  ARTICLE IX.
                                   INDEMNITY.

The Board of Directors may by resolution provide that the corporation shall indemnify to the extent authorized by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director, officer or employee of the corporation or serves or served any other enterprise as a director, officer or employee at the request of the corporation.

                                   ARTICLE X.
                                  AMENDMENTS.

The By-laws of the corporation, regardless of whether made by the stockholders or by the Board of Directors, may be amended, added to or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change is given in the notice of the meeting.


                                 CERTIFICATION.

The undersigned, Secretary of BROWN-FORMAN CORPORATION, hereby certifies that the foregoing seven printed pages contain a true and complete copy of the By-laws of said corporation, as amended from time to time.



/s/ Michael B. Crutcher
Michael B. Crutcher
Secretary
Brown-Forman Corporation

Dated:  July 25, 2002
Louisville, Kentucky

                               EMERGENCY BY-LAWS.

                                   ARTICLE I.

These emergency by-laws shall be effective and operative during any emergency resulting from an attack on the United States or on a locality in which the corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, or other similar emergency condition, as a result of which a quorum of the Board of Directors or a standing committee thereof cannot be readily convened for action.

                                  ARTICLE II.
                              BOARD OF DIRECTORS.

SECTION 1. A meeting of the Board of Directors, or a committee thereof, may be called by any director or officer by the giving of three (3) days' notice only to such of the directors as it may be feasible to reach at that time and by such means as may be feasible at the time, including publications and radio. The notice shall state the time and place of the meeting, but need not specify the purpose thereof.

SECTION 2: A quorum shall consist of any three (3) directors; and in addition to duly elected directors the officers listed in the following Section 4 hereof shall be eligible as directors to constitute a quorum.

SECTION 3: To the extent required to constitute a quorum at any meeting of the Board of Directors, the officers of the corporation who are present shall be deemed, in order of rank and within the same rank in order of seniority, directors for such meeting. If, within the same rank two or more officers' date of election as such officer is the same, seniority shall be determined on the basis of length of service with the corporation.

SECTION 4: Persons holding the following offices shall, in the order named, and to the extent required to provide a quorum at any meeting of the Board of Directors, be deemed directors for such meeting:

                             Chairman of the Board
                             Vice Chairman of the Board
                             President
                             Executive Vice President
                             Senior Vice President
                             Vice President
                             Secretary
                             Treasurer
                             Assistant Vice President
                             Assistant Secretary
                             Assistant Treasurer


                                  ARTICLE III.

If, during any such emergency, any officer shall be rendered incapable of discharging his duties, the authority, duties and functions of such officer shall be assumed by the person next in line of authority, as shown on the then currently effective organization chart of the corporation; provided, that no person assuming the authority, duties and functions of an officer shall be entitled to act as director, as provider in Article II hereof, unless he shall have been duly elected as an officer or director.


                                  ARTICLE IV.

The Board of Directors may at any meeting change the head office or designate several alternative head offices or regional offices of the corporation or authorize officers so to do.


                                   ARTICLE V.

No officer or director or employee acting in accordance with any of the provisions of these emergency by-laws shall be liable except for willful misconduct.


                                  ARTICLE VI.

To the extent they are not inconsistent with these Emergency By-Laws, the By-Laws of the corporation shall remain in effect at all times. Upon the termination of the emergency described in Article I hereof, these Emergency By-Laws shall cease to be operative.




                                                                    EXHIBIT 99.2

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Owsley Brown II, Chief Executive Officer of Brown-Forman Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Brown-Forman Corporation, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* 2002 Annual Report on Form 10-K of Brown-Forman Corporation;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Brown-Forman Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.



/s/ Owsley Brown II                  Subscribed and sworn to before me this 13th
Owsley Brown II                      day of August, 2002.
Date:  August 13, 2002
                                     /s/ Linda M. Lydon
                                     Notary Public
                                     My commission expires: 11-22-07


                                                                    EXHIBIT 99.3

Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Phoebe Wood, Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Brown-Forman Corporation, and, except as corrected or supplemented in a subsequent covered report:

* no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

* no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

* 2002 Annual Report on Form 10-K of Brown-Forman Corporation;

* all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Brown-Forman Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

* any amendments to any of the foregoing.



/s/ Phoebe A. Wood                   Subscribed and sworn to before me this 13th
Phoebe Wood                          day of August, 2002.
Date:  August 13, 2002
                                     /s/ Rosalie S. Russell
                                     Notary Public
                                     My commission expires: 4-22-2004